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  Complete and return to:                      THE UNITED STATES LIFE INSURANCE COMPANY                                EXHIBIT 10(b)
  The United States Life                            IN THE CITY OF NEW YORK ("USL")
   Insurance Company                           390 Park Avenue . New York, NY 10022-4684
 In the City of New York                                VARIABLE UNIVERSAL LIFE
 P.O. Box 4728 Dept. L                            INSURANCE SUPPLEMENTAL APPLICATION
Houston, Texas 77210-4728  (This supplement must accompany the appropriate application for life insurance.)
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                                                  PART 1.  APPLICANT INFORMATION
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Supplement to the application on the life of _____________________________________________________, dated__________________________.

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                                              PART 2.  INITIAL ALLOCATION PERCENTAGES
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Investment Options: In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                            PREMIUM   DEDUCTION                                                PREMIUM    DEDUCTION
                                           ALLOCATION ALLOCATION                                              ALLOCATION  ALLOCATION
                                           ---------- ----------                                              ----------  ----------
USL Declared Fixed Interest Account (148)    _______% _______%    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AIM VARIABLE INSURANCE FUNDS                                      Mid-Cap Growth Division (184)                  _______% _______%
AIM V.I. International Equity Division (150) _______% _______%    NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
AIM V.I. Value Division (151)                _______% _______%    International Equities Division (152)          _______%  _______%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                        MidCap Index Division (153)                    _______%  _______%
VP Value Division (166)                      _______% _______%    Money Market Division (149)                    _______%  _______%
AYCO SERIES TRUST                                                 Nasdaq-100 Index Division (167)                _______%  _______%
Ayco Large Cap Growth Fund I Division (250)  _______% _______%    Science & Technology Division (168)            _______%  _______%
DREYFUS INVESTMENT PORTFOLIOS                                     Small Cap Index Division (169)                 _______%  _______%
MidCap Stock Division (251)                  _______% _______%    Stock Index Division (154)                     _______%  _______%
Dreyfus Variable Investment Fund             _______% _______%    PIMCO VARIABLE INSURANCE TRUST
Quality Bond Division (156)                  _______% _______%    PIMCO Real Return Bond Division (186)          _______%  _______%
Small Cap Division (155)                     _______% _______%    PIMCO Short-Term Bond Division (185)           _______%  _______%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                         PIMCO Total Return Bond Division (187)         _______%  _______%
VIP Asset Manager Division (255)             _______% _______%    PUTNAM VARIABLE TRUST
VIP Contrafund Division (254)                _______% _______%    Putnam VT Diversified Income Division (161)    _______%  _______%
VIP Equity-Income Division (252)             _______% _______%    Putnam VT Growth and Income Division (162)     _______%  _______%
VIP Growth Division (253)                    _______% _______%    Putnam VT Int'l Growth and Income
JANUS ASPEN SERIES - SERVICE SHARES                                 Division (163)                               _______%  _______%
Aggressive Growth Division (258)             _______% _______%    SAFECO RESOURCE SERIES TRUST
International Growth Division (256)          _______% _______%    Equity Division (164)                          _______%  _______%
Worldwide Growth Division (257)              _______% _______%    Growth Opportunities Division (165)            _______%  _______%
J.P. MORGAN SERIES TRUST II                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
J.P. Morgan Small Company Division (179)     _______% _______%    Equity Growth Division (159)                   _______%  _______%
MFS VARIABLE INSURANCE TRUST                                      High Yield Division (160)                      _______%  _______%
MFS Capital Opportunities Division (181)     _______% _______%    VANGUARD VARIABLE INSURANCE FUND
MFS Emerging Growth Division (157)           _______% _______%    High Yield Bond Division (188)                 _______%  _______%
MFS New Discovery Division (182)             _______% _______%    REIT Index Division (189)                      _______%  _______%
MFS Research Division (180)                  _______% _______%    VAN KAMPEN LIFE INVESTMENT TRUST
                                                                  Strategic Stock Division (158)                 _______%  _______%
                                                                  WARBURG PINCUS TRUST
                                                                  Small Company Growth Division (190)            _______%  _______%
                                                                  OTHER: ________________________________        _______%  _______%
                                                                                                                  100%       100%
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                                                  PART 3.  DOLLAR COST AVERAGING
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DOLLAR COST AVERAGING: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the Money
Market Division (149) and transferred to one or more of the investment options below. The USL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

DAY OF THE MONTH FOR TRANSFERS:_________________________________________________ (Choose a day of the month between 1-28.)
FREQUENCY OF TRANSFERS:         [ ] Monthly    [ ] Quarterly    [ ] Semiannually    [ ] Annually
TRANSFER $____________________   ($100 MINIMUM, WHOLE DOLLARS ONLY) from the Money Market Division to the following division(s):

(150) AIM V.I. International Equity Division     $____________      (152) International Equities Division            $____________
(151) AIM V.I. Value Division                    $____________      (153) MidCap Index Division                      $____________
(166) VP Value Division                          $____________      (167) Nasdaq-100 Index Division                  $____________
(250) Ayco Large Cap Growth Fund I Division      $____________      (168) Science & Technology Division              $____________
(251) MidCap Stock Division                      $____________      (169) Small Cap Index Division                   $____________
(156) Quality Bond Division                      $____________      (154) Stock Index Division                       $____________
(155) Small Cap Division                         $____________      (186) PIMCO Real Return Bond Division            $____________
(255) VIP Asset Manager Division                 $____________      (185) PIMCO Short-Term Bond Division             $____________
(254) VIP Contrafund Division                    $____________      (187) PIMCO Total Return Bond Division           $____________
(252) VIP Equity-Income Division                 $____________      (161) Putnam VT Diversified Income Division      $____________
(253) VIP Growth Division                        $____________      (162) Putnam VT Growth and Income Division       $____________
(258) Aggressive Growth Division                 $____________      (163) Putnam VT Int'l Growth and Income Division $____________
(256) International Growth Division              $____________      (164) Equity Division                            $____________
(257) Worldwide Growth Division                  $____________      (165) Growth Opportunities Division              $____________
(179) J.P. Morgan Small Company Division         $____________      (159) Equity Growth Division                     $____________
(181) MFS Capital Opportunities Division         $____________      (160) High Yield Division                        $____________
(157) MFS Emerging Growth Division               $____________      (188) High Yield Bond Division                   $____________
(182) MFS New Discovery Division                 $____________      (189) REIT Index Division                        $____________
(180) MFS Research Division                      $____________      (158) Strategic Stock Division                   $____________
(184) Mid-Cap Growth Division                    $____________      (190) Small Company Growth Division              $____________
                                                                    Other: ________________________________          $____________

USL 8992-97                                                 PAGE 1 OF 2
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                                             THE UNITED STATES LIFE INSURANCE COMPANY
                                                  IN THE CITY OF NEW YORK("USL")
                                                Administrative Center: Houston, TX

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                                                  PART 4.  AUTOMATIC REBALANCING
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AUTOMATIC REBALANCING: ($5,000 minimum beginning accumulation value) Variable division assets will be automatically rebalanced based on the premium percentages designated in Part 2. If the USL Declared Fixed Interest Account has been designated for premium allocation in Part 2, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

[ ]  CHECK HERE FOR AUTOMATIC REBALANCING.

FREQUENCY:  [ ] Quarterly  [ ] Semiannually  [ ] Annually

NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

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                                      PART 5.  SUITABILITY (ALL QUESTIONS MUST BE ANSWERED.)
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                                                                                                                    YES       NO
1.  Have you, the Proposed Insured or Owner (if different), received the variable universal life insurance
    policy prospectus and the prospectuses describing the investment options?                                       [ ]      [ ]

    (If "yes," please furnish the Prospectus dates.)
        Variable Universal Life Insurance Policy Prospectus:    ______________
        Supplements (if any):                                   ______________

2.  Do you understand that under the Policy applied for:

     a.  THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING ON THE
         INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                                             [ ]      [ ]

     b.  THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE
         ACCOUNT, THE USL DECLARED FIXED INTEREST ACCOUNT ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS?             [ ]      [ ]

     c.  THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR THE ACCUMULATION OF
         VALUES IN THE SEPARATE ACCOUNT?                                                                            [ ]      [ ]

3.  Do you believe the Policy you selected meets your insurance and investment objectives and your
    anticipated financial needs?                                                                                    [ ]      [ ]
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Signed at:___________________________________________________________________________       Date:________________________________
               CITY                                                         STATE

X_______________________________________________________________        X___________________________________________________________
  SIGNATURE OF PRIMARY PROPOSED INSURED                                   SIGNATURE OF REGISTERED REPRESENTATIVE

X_______________________________________________________________         ___________________________________________________________
  SIGNATURE OF OWNER (if different from Proposed Insured)                 PRINT NAME OF BROKER/DEALER

X_______________________________________________________________
  SIGNATURE OF JOINT OWNER (if applicable)

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USL 8992-97                                                 PAGE 2 OF 2
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